UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): September 14, 2004

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number)	22-079-0350 (IRS Employer Identification Number)

345 Park Avenue
New York, NY, 10154
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; change in Fiscal Year.

     On September 14, 2004, the Board of Directors of the Registrant amended Section 24(a) of its Bylaws to state that the Board of Directors may not delegate any final action with respect to acquisitions, divestitures and equity investment transactions in excess of $25 million in upfront payments or $100 million in upfront and conditional milestone payments to the Executive Committee. The previous section stated that the Board of Directors could not delegate any final action with respect to acquisitions or dispositions in excess of $25 million to the Executive Committee.

Item 9.01 Financial Statements and Exhibits.

                  (c) Exhibits

Exhibit No.	Description
3b.	Section 24(a) of the Bylaws of Bristol-Myers Squibb Company, as amended as of September 14, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristol-Myers Squibb Company
Date: September 17, 2004	By:	/s/ Sandra Leung
		Name:	Sandra Leung
		Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description
3b.	Section 24(a) of the Bylaws of Bristol-Myers Squibb Company, as amended as of September 14, 2004.